This Automatic Reinsurance Agreement
(hereinafter referred to as the "Agreement")

is made between

First Life America Corporation,
a Kansas insurance company

and

Wilton Reassurance Company
a Minnesota insurance company


Effective January 1, 2005



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                                                              Table of Contents

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ARTICLE 1 -                PREAMBLE
                           1.1      Parties to the Agreement

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ARTICLE 2 -                AUTOMATIC REINSURANCE
                           2.1      General Conditions
                           2.2      Retained Amounts

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ARTICLE 3 -                COMMENCEMENT OF LIABILITY
                           3.1      Commencement of Liability
                           3.2      Conditional Receipt or Temporary Insurance

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ARTICLE 4 -                REINSURED RISK AMOUNT
                           4.1      Life

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ARTICLE 5 -                PREMIUM ACCOUNTING
                           5.1      Policy Premiums
                           5.2      Payment of Premiums
                           5.3      Delayed Payment
                           5.4      Failure to Pay Premiums
                           5.5      Premium Rate Guarantee

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ARTICLE 6 -                REDUCTIONS, TERMINATIONS
                           AND CHANGES
                           6.1      Reductions and Terminations
                           6.2      Increases
                           6.3      Risk Classification Changes
                           6.4      Reinstatement
                           6.5      Nonforfeiture Benefits
                           6.6      Cash Surrenders
                           6.7      Policy Loans

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ARTICLE 7 -                CLAIMS
                           7.1      General
                           7.2      Claims Management
                           7.3      Notice
                           7.4      Proofs
                           7.5      Claims Cooperation and Contestable Claims
                           7.6      Form of Payment; Contractual Interest
                           7.7      Claim Expenses
                           7.8      Misrepresentation or Suicide
                           7.9      Misstatement of Age or Sex
                           7.10     Extra-Contractual Damages

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ARTICLE 8-                 RESERVES
                           8.1      Credit for Reinsurance
                           8.2      Reserve Methodology and Reporting



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


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ARTICLE 9 -                RETENTION LIMIT CHANGES


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ARTICLE 10 -               RECAPTURE
                           10.1     No Recapture Right

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ARTICLE 11 -               GENERAL PROVISIONS
                           11.1     Currency
                           11.2     Premium Tax
                           11.3     Dividends
                           11.4     Minimum Cession
                           11.5     Inspection of Records
                           11.6     Compliance
                           11.7     Certain Representations
                           11.8     Business Continuity
                           11.9     Underwriting Continuity
                           11.10    Interest Rate
                           11.11    Utmost Good Faith
                           11.12    Assignment and Transfer
                           11.13    No Waiver
                           11.14    Survival
                           11.15    Governing Law
                           11.16    Entire Agreement
                           11.17    Severability

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ARTICLE 12 -               DAC TAX


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ARTICLE 13 -               OFFSET


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ARTICLE 14 -               INSOLVENCY
                           14.1     Definition
                           14.2     Insolvency of the Ceding Company
                           14.3     Insolvency of the Reinsurer

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ARTICLE 15 -               ERRORS AND OMISSIONS


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ARTICLE 16 -               DISPUTE RESOLUTION


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ARTICLE 17 -               ARBITRATION


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ARTICLE 18 -               CONFIDENTIALITY
                           18.1     General
                           18.2     Non-Public Personal Information


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ARTICLE 19 -               DURATION OF AGREEMENT


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ARTICLE 20 -               EXECUTION


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



                                                                        Exhibits

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A -           RETENTION LIMITS


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B -           PLANS COVERED AND BINDING LIMITS


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C -           POLICY PREMIUMS, EXPENSES AND RATES



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D -           SELF - ADMINISTERED REPORTING



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


                                                                       ARTICLE 1
                                                                        Preamble

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PARTIES TO THE AGREEMENT                                                     1.1

This is a coinsurance agreement for indemnity reinsurance (the "Agreement") solely between First Life America Corporation, a Kansas life insurance company (the "Ceding Company"), and Wilton Reassurance Company, a Minnesota insurance company (the "Reinsurer"), collectively referred to as the "parties."

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy or other contract of the Ceding Company.

The Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assigns.

                                                                       Article 2
                                                           Automatic Reinsurance

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GENERAL CONDITIONS                                                           2.1

On and after the effective date of this Agreement, the Ceding Company will automatically cede to the Reinsurer a portion of the life insurance policies listed in Exhibit B.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibits B, provided that:

a. the Ceding Company keeps its full retention as specified in Exhibit A or otherwise holds its full retention on a life under previously issued inforce policies. If the Ceding Company is already on risk for its required retention under previously issued policies, the Reinsurer will automatically accept reinsurance for newly-issued policies according to the Automatic Binding Limits set out in Exhibit B provided the Ceding Company has applied the same underwriting standards, guidelines and procedures to such policies it would have applied if the Ceding Company were to have retained all risks under such policies without regard to this Agreement or other reinsurance;

b. in rating, pricing and issuing the policies ceded hereunder, the Ceding Company applies without exception or waiver the published underwriting standards, rules, manuals, guidelines and procedures disclosed to the Reinsurer in connection with the placement of this reinsurance (the
     "Business Guidelines"). Unless the Reinsurer consents in writing, (i) underwriting and pricing with respect to the policies reinsured under this Agreement will be accomplished strictly in accordance with the Business Guidelines without exception, modification or waiver and (ii) failure to so apply the Business Guidelines will result in exclusion of risks from the scope of the reinsurance provided hereunder;

c. the total of the new ultimate amount of reinsurance required including contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between the Reinsurer and the Ceding Company, does not exceed the Automatic Binding Limits set out in Exhibit B;

d. policies issued comply with the maximum issue age limits and residency requirements, if any, stated in Exhibits B;

e. the application is on a life that has not been submitted on a facultative, facultative obligatory or initial inquiry basis to any reinsurer within the last 5 years, unless the reason for any prior facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement;

f. each policy provides for the maximum normal periods of suicide and contestability protection permitted by applicable law;

g. business assumed by the Ceding Company acting in the capacity of a retrocessionaire, with the exception of business assumed from an affilate of the originating company (at either the time of issue of the policy or subsequent retrocession of the policy), is not covered;

h. plans with expiration dates of 5 years or less are not eligible for automatic coverage under this reinsurance;

i. in addition to other conditions and limitations of coverage set forth in this Agreement, this Agreement does not cover the following unless specified elsewhere: (i) noncontractual conversions, rollovers, exchanges or group conversions; (ii) policies issued under any program where full current evidence of insurability consistent with the amount of insurance is not obtained, or where conventional selection criteria consistent with the Business Guidelines are not applied in underwriting the risk; including, without limitations, group life, worksite marketing COLI/BOLI/TOLI and FOLI coverages; and (iii) any conversion of a previously issued policy that had been reinsured with another reinsurer.


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RETAINED AMOUNTS                                                             2.2

The Ceding Company may not further reinsure amounts it has retained on the business covered under this Agreement, on any basis, without the prior written consent of the Reinsurer.

                                                                       ARTICLE 3
                                                       Commencement of Liability

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COMMENCEMENT OF LIABILITY                                                    3.1

The Reinsurer's liability for any policy accepted in accordance with the terms, conditions and limitations of this Agreement will commence at the same time as the Ceding Company's contractual liability therefor.


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CONDITIONAL RECEIPT OR TEMPORARY INSURANCE                                   3.2

Reinsurance coverage under a conditional receipt or temporary insurance provision is limited to the Reinsurer's share of amounts within the Conditional Receipt or Temporary Insurance Limits specified in Exhibit B. The Reinsurer will accept liability provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage.

                                                                       ARTICLE 4
                                                           Reinsured Risk Amount

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LIFE                                                                         4.1

The reinsured net amount at risk is equal to the policy face amount multiplied by the Reinsurer's share as defined in Exhibit B. The Ceding Company will maintain a quota share retention on each policy, up to the maximum limits of its retention per life for the insured's issue age, as shown in Exhibit A.

                                                                       ARTICLE 5
                                                              Premium Accounting

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PREMIUMS                                                                     5.1

The policy premium rates, commissions, fees and expenses for business reinsured under this Agreement are shown in Exhibit C. The Ceding Company will notify the Reinsurer of any change in the premiums, fees or charges for the underlying policies due to developing experience or otherwise.

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PAYMENT OF PREMIUMS                                                          5.2

The Ceding Company shall pay to the Reinsurer the Reinsurer's share of policy premiums. Such reinsurance premium amounts are payable monthly as collected by the Ceding Company. The Ceding Company will calculate the amount of reinsurance premium due and, within 15 days after the end of each calendar month, will send the Reinsurer a statement containing the information shown in Exhibit C, including, without limitation, the amount of reinsurance premiums due for that period, applicable fees, commissions, expenses and taxes. If an amount is due the Reinsurer for such period, the Ceding Company will remit that amount together with the statement. If an amount is due the Ceding Company for such period, the Reinsurer will remit such amount within 45 days of receipt of the statement.

All payments due under this Agreement shall be made in U.S. dollars.

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DELAYED PAYMENT                                                              5.3

Premium balances that remain unpaid for more than 60 days after the Remittance Date will accrue interest. The Remittance Date is defined as 15 days after the end of the reporting period.

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FAILURE TO PAY PREMIUMS                                                      5.4

Performance of the Ceding Company's obligations to pay reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within 60 days of the Remittance Date, the Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Ceding Company 15 days' written notice of its intention. Such notice will be sent by certified mail.

If all reinsurance premiums in arrears, including any that become in arrears during the 15 day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of all liability under those policies as of the last date to which premiums have been paid for each, less any cash values or recapture/reserve amounts due. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their Remittance Dates.

Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, within 15 days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer's right to collect premiums for the period during which reinsurance was in force prior to the expiration of the 15 days' notice.

                                                                       ARTICLE 6
                                            Reductions, Terminations and Changes

Whenever a change is made in the status, plan, amount or other material feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, provide adjusted reinsurance coverage in accordance with the provisions of this Agreement. The Ceding Company will notify the Reinsurer of any such change within thirty (30) days of its effective date.

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REDUCTIONS AND TERMINATIONS                                                  6.1

In the event of the reduction, lapse, or termination of a policy or policies reinsured under this Agreement or any other agreement, the Ceding Company will reduce or terminate reinsurance on that life. The reinsured amount on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Ceding Company maintains its retention as defined under this Agreement.

The reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If a fully retained policy on a life that is reinsured under this Agreement is terminated or reduced, the Ceding Company will reduce the existing reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the risk amount reinsured, the reinsurance on the policy or policies will be terminated.

The Reinsurer will refund any unearned reinsurance premiums net of allowances. However, the reinsured portion of any policy fee will be deemed earned for a policy year if the policy is reinsured during any portion of that policy year.

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INCREASES                                                                    6.2

Contractual and noncontractual increases and decreases are not permitted under this reinsurance without the Reinsurer's prior written consent.


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RISK CLASSIFICATION CHANGES                                                  6.3

Risk classification changes are not permitted under this reinsurance.

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REINSTATEMENT                                                                6.4

If a policy reinsured on an automatic basis is reinstated in accordance with its terms and in accordance with Ceding Company rules and procedures, the Reinsurer will, upon notification of reinstatement, reinstate the reinsurance coverage. Upon reinstatement of the reinsurance coverage, the Ceding Company will pay the contractual reinsurance premiums plus accrued interest for the period and at the interest rate which it receives on premiums in arrears.

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NONFORFEITURE BENEFITS                                                       6.5

a.   Extended Term
If the original policy lapses and extended term insurance is elected under the terms of the policy, reinsurance will continue on the same basis as under the original policy until the expiry of the extended term period.

b.   Reduced Paid-up
If the original policy lapses and reduced paid-up insurance is elected under the terms of the policy, the amount reinsured will be reduced.

The amount reinsured and the amount retained will be reduced proportionately. The reinsurance premiums will be calculated in the same manner as reinsurance premiums were calculated on the original policy.

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CASH SURRENDERS                                                              6.6

The Reinsurer will reimburse the Ceding Company for its proportionate share of the cash surrender amount payable by the Ceding Company upon surrender of the policy without consideration of any policy loans.

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POLICY LOANS                                                                 6.7

The  Reinsurer  does  not   participate  in  policy  loans  or  other  forms  of
indebtedness on policies reinsured under this Agreement.

                                                                       ARTICLE 7
                                                                          Claims

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GENERAL                                                                      7.1

Claims covered under this Agreement include only contractual death claims, which are those due to the death of the insured on a policy reinsured under this Agreement and any additional benefits specified in Exhibit B which are provided by the underlying policy and are reinsured under this Agreement. The Reinsurer will not participate in any payments made by the Ceding Company on a gratuitous or ex-gratia basis (i.e., payments which the Ceding Company is not required to make under applicable policy terms) and will not be liable for payment of any additional amounts or damages attributable to the non-contractual acceleration or discount of any benefits, claims, losses or other amounts relating to the policies reinsured hereunder, whether liquidated, unliquidated, contingent, non-contingent or otherwise and whether arising by operation of law or otherwise.

The total reinsurance recoverable from all companies will not exceed the Ceding Company's total contractual liability on the policy less the amount retained. The maximum reinsurance death benefit payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with the Reinsurer.

Claim amounts are normally credited in the reinsurance accounts for the relevant accounting period. On special request, however, the Reinsurer will remit its share of the claim immediately after liability has been admitted by the Ceding Company after deduction of any balance due to the Reinsurer. The Ceding Company shall not deduct claims from the premium statement sent to the Reinsurer without the Reinsurer's prior written consent.

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CLAIMS MANAGEMENT                                                            7.2

The Ceding Company is responsible for the settlement of claims in a prudent and professional way in accordance with policy conditions and the Business Guidelines and otherwise in accordance with the provisions of this Article 7 and applicable law. Without limiting the foregoing, in managing claims arising under the policies reinsured hereunder the Ceding Company will ensure that (i) the underlying policy was in force (any claim occurring prior to the policy documentation being finalized or after the policy has lapsed, however short that period may be, would be an example of an ex gratia payment if made by the Ceding Company), (ii) appropriate checks have been made for fraud and misrepresentation at application and (iii) all required proofs of claim have been received and are reliable.

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NOTICE                                                                       7.3

The Ceding Company will notify the Reinsurer as soon as possible after it receives a claim on a policy reinsured under this Agreement.

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PROOFS                                                                       7.4

The Ceding Company will promptly provide the Reinsurer with proper claim proofs, including a copy of the proof of payment by the Ceding Company and a copy of the insured's death certificate in a mutually-agreed format. In addition, as requested by the Reinsurer, the Ceding Company will provide to the Reinsurer a copy of all relevant documents and other information in connection with the claim and the underlying policy as may be reasonably requested by the Reinsurer.

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CLAIMS COOPERATION AND CONTESTABLE CLAIMS                                    7.5

Any settlement made by the Ceding Company is binding upon the Reinsurer to the extent of its liability under the terms of this Agreement.

The Reinsurer shall have the right to audit the claims payment practices and may prescribe claims notice dollar thresholds if it reasonably determines that the Ceding Company's claims payment practices and procedures are materially inconsistent with the descriptions thereof contained in the Business Guidelines.

After receipt of all required documentation concerning a claim (or any claim for which the Ceding Company recommends denial, compromise, contest or litigation) and after completing its initial investigation with respect thereto, the Ceding Company will promptly notify the Reinsurer of its recommendation and will promptly and fully disclose to the Reinsurer all information relating to such claim and will make all related documents and information available to the Reinsurer.

The Reinsurer will have ten (10) working days to review information provided by the Ceding Company with respect to any such death claim and notify the Ceding Company in writing of its non-binding recommendation as well as of its decision to accept participation in any settlement, denial, contest, compromise, or litigation as may have been recommended by the Ceding Company. In the absence of material misstatements or omissions in information provided to the Reinsurer, the Reinsurer's decision to accept participation in a contest, compromise or litigation will be final and binding on the Reinsurer.

If the Reinsurer affirmatively accepts participation in any denial, contest or litigation proposed by the Ceding Company, and such denial, contest or litigation, as the case may be, results in a reduction or increase in liability, the Reinsurer will share in any such reduction or increase in proportion to its share of the risk on the contested policy. The Ceding Company will promptly advise the Reinsurer of all significant developments in the claim investigation, including notification of any legal proceedings against it in response to denial of the claim.

Subject to compliance with the foregoing and without prejudice to its other rights, if the Reinsurer does not affirmatively accept such participation or otherwise fails to reply with respect to a proposed denial, contest or litigation within the required timeframe, the Reinsurer will then fulfill its obligation fully under this agreement as to the claim by paying to the Ceding Company its full share of the reinsurance amount, and will not share in any subsequent reduction or increase in liability attributable to such contest.

The Ceding Company will promptly notify the Reinsurer in the event that any other reinsurer shall notify the Ceding Company of its determination not to participate in any denial, contest or litigation proposed by the Ceding Company or shall indicate for any reason a refusal to pay reinsurance amounts asserted by the Ceding Company to be due with respect to any claim.

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FORM OF PAYMENT; CONTRACTUAL INTEREST                                        7.6

Life benefit payments will be made in a single sum, regardless of the Ceding Company's settlement options. The Reinsurer will pay its proportionate share of any interest required under the subject policy to be paid by the Ceding Company on the death proceeds until the date of settlement.

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CLAIM EXPENSES                                                               7.7

The Reinsurer will pay its share of reasonable out-of-pocket claim investigation and legal expenses connected with the litigation or settlement of contractual liability claims unless the Reinsurer has discharged its liability pursuant to
Section 7.5 above. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter.

The Reinsurer will not reimburse the Ceding Company for routine claim and administration expenses, including but not limited to the Ceding Company's home office expenses, compensation of salaried officers and employees and any legal expenses other than third party expenses incurred by the Ceding Company. Claim investigation expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

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MISREPRESENTATION OR SUICIDE                                                 7.8

If the Ceding Company returns premium to the policyowner or beneficiary as a result of misrepresentation or suicide of the insured, the Reinsurer will refund net reinsurance premiums received on that policy without interest to the Ceding Company in lieu of any other form of reinsurance benefit payable under this Agreement.

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MISSTATEMENT OF AGE OR SEX                                                   7.9

In the event of a change in the amount of the Ceding Company's liability on a reinsured policy due to a misstatement of age or sex, the Reinsurer's liability will change proportionately. The face amount of the policy reinsured will be adjusted from the inception of the policy and any difference will be settled without interest.

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EXTRA-CONTRACTUAL OBLIGATIONS                                               7.10

For  purposes  of  this  Agreement,  "Extra  Contractual  Obligations"  are  any
obligations, incurred by the Ceding Company, its affiliates, directors, officers, employees, agents or other representatives other than contractual obligations arising under the express written terms and conditions of a policy and include, but are not limited to, punitive damages, bad faith damages, compensatory damages, and other damages or statutory penalties which may arise from willful and/or negligent acts, errors or omissions by the Ceding Company or its affiliates, directors, officers, employees agents or other representatives.

The Reinsurer is not liable for Extra Contractual Obligations, including related expenses, associated with the denial or contest of any claim under any policy reinsured unless it was an active party, and directed or consented to the act or course of conduct that led directly to the imposition of the Extra Contractual Obligations. In these situations, the Ceding Company and the Reinsurer will share in Extra Contractual Obligations, in equitable proportions, but all factors being equal, the division of any assessments would be in proportion to the total risk accepted by each party for the plan of insurance involved.

Notwithstanding anything stated in this Article 7.10 to the contrary, the Reinsurer has not accepted and will not be liable under this Agreement for any Extra Contractual Obligations or expenses incurred by the Ceding Company as a result of any negligence, fraud or wrongful act, error or omission by any employee or officer of the Ceding Company or an agent or other representative representing the Ceding Company in implementing the claims handling action agreed upon by the Ceding Company and the Reinsurer.

                                                                       ARTICLE 8
                                                                        Reserves

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CREDIT FOR REINSURANCE                                                       8.1

If Reinsurer at any time is not licensed or accredited in the Ceding Company's current state of domicile and by virtue thereof the Ceding Company is not able to receive statutory reserve credit for reinsurance in such state, the Reinsurer and Ceding Company agree to make all reasonable efforts to qualify the reinsurance provided hereunder for statutory reserve credit through the provision by the Reinsurer of appropriate collateral or other approaches. In such event, the Reinsurer will have the right at its option to substitute one or more forms of such collateral with other forms as would qualify reinsurance provided hereunder for statutory reserve credit and the Ceding Company agrees that it will cooperate with the Reinsurer in such regard, including, promptly taking any such actions as may be reasonably requested by the Reinsurer in respect of the release of collateral in connection with the substitution of other adequate collateral amounts.

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RESERVE METHODOLOGY AND REPORTING                                            8.2

The Reinsurer will use its own reserve methodology for purposes of calculating any statutory reserves required to be held for businesses reinsured under this Agreement.

                                                                       ARTICLE 9
                                                         Retention Limit Changes

If the Ceding Company changes its maximum retention limits as shown in Exhibit A, it will provide the Reinsurer with written notice of the intended changes thirty (30) days in advance of their effective date.

A change to the Ceding Company's maximum retention limits will not affect the reinsured policies in force except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed between the parties, an increase in the Ceding Company's retention schedule will not effect an increase in the total risk amount that it may automatically cede to the Reinsurer.

The Ceding Company's quota share percentage retained as shown in Exhibit A will remain unchanged for new and inforce business unless otherwise negotiated between the parties.

                                                                      ARTICLE 10
                                                                       Recapture

--------------------------------------------------------------------------------
NO RECAPTURE RIGHT

Unless otherwise agreed in writing, policies reinsured hereunder will not be eligible for recapture, whether due to an increase in the Ceding Company's retention or otherwise.

                                                                      ARTICLE 11
                                                              General Provisions

--------------------------------------------------------------------------------
CURRENCY                                                                    11.1

All payments and reporting by both parties under this Agreement will be made in United States dollars.

--------------------------------------------------------------------------------
PREMIUM TAX                                                                 11.2

The Reinsurer will reimburse the Ceding Company for premium taxes pursuant to Exhibit C.

--------------------------------------------------------------------------------
DIVIDENDS                                                                   11.3

The  Reinsurer   will  not  reimburse  the  Ceding   Company  for  dividends  to
policyholders.

--------------------------------------------------------------------------------
MINIMUM CESSION                                                             11.4

The Ceding Company will not cede a policy to the Reinsurer unless the amount to be reinsured at issue exceeds the Initial Minimum Cession amount shown in Exhibit B.

--------------------------------------------------------------------------------
INSPECTION OF RECORDS                                                       11.5

The Reinsurer, or its duly appointed representatives, will have access to all records, whether written or electronic, of the Ceding Company concerning the business reinsured hereunder for the purpose of inspecting, auditing and photocopying those records. Such access will be provided at the office of the Ceding Company (or as to electronic records, at the Reinsurer's request, electronically) and will be during reasonable business hours. Assuming the Reinsurer has continued to perform the undisputed portion of its obligations under this Agreement, the Ceding Company may not withhold access to information and records on the grounds that the Reinsurer is in breach. The Reinsurer's right of access as specified above will survive until all of the Reinsurer's obligations under this Agreement have terminated or been fully discharged.

--------------------------------------------------------------------------------
COMPLIANCE                                                                  11.6

The Ceding Company will perform underwriting, pricing, claims and administrative services with respect to the policies reinsured hereunder (i) except as otherwise provided in this Agreement, at its own expense and without any rights to reimbursement from the Reinsurer; (ii) with levels of skill, diligence and expertise relative to the risks being underwritten commensurate with generally accepted best practices with respect thereto; and (iii) in conformance with applicable law and regulation and the requirements of the subject policies.

This Agreement applies only to the issuance of insurance by the Ceding Company in jurisdictions in which it is properly licensed.

The Ceding Company represents that, to the best of its knowledge, it is in compliance with all state and federal laws applicable to the business reinsured under this Agreement, including, without limitation, the requirements of the USA Partiot Act and the United States Department of Treasury's officer of Foreign Asset Control ("OFAC") and that the policies reinsured hereunder have been issued and delivered and will be performed by the Ceding Company in accordance with applicable law and regulation (including laws and regulations pertaining to required insurable interests). In no event shall the Reinsurer be liable for any reinsurance or reinsurance claim with respect to any underlying policy or coverage unless the issuance of such underlying policy or coverage by the Ceding Company satisfies all applicable OFAC regulatory requirements.

It is the Ceding Company's responsibility to ensure that its practice and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines.

--------------------------------------------------------------------------------
CERTAIN REPRESENTATIONS                                                     11.7

The Ceding Company has disclosed to the Reinsurer all information known to the Ceding Company which is material to the risks reinsured hereunder and provided documents and materials for use in connection with its assessment of the risks covered hereunder (together, the "Risk Evaluation Materials"). The Ceding Company warrants that:

     (i) all factual information contained in the Risk Evaluation Materials was to the best of the Ceding Company's knowledge, materially true, complete and accurate as at the time of disclosure and not materially misleading (whether by omission or otherwise); and

     (ii) to the best of the Ceding Company's knowledge, there has been no material change in the Risk Evaluation Materials between the respective "as of" dates of the Risk Evaluation Materials and the final execution date of this Agreement.

The Ceding Company will provide to the Reinsurer all further information and data of which it is aware that is material to the risks assumed by the Reinsurer under this Agreement.

To the Ceding Company's best knowledge and other than as specifically set forth in Exhibit B, premiums due under the terms of the policies reinsured hereunder have not been financed or provided for under the terms of any (a) charitable giving or life insurance securitization program, whether or not involving a charitable institution as a direct or indirect beneficiary, (b) corporate, bank or similar entity-owned life insurance program, or (c) other undertaking involving in substance premium financing in which the proceeds of death benefits with respect to the policies are reasonably expected to be required directly or indirectly in order to repay the amount of the underlying financing, whether as made available by or with the consent of the Ceding Company, any affiliate thereof, or any agent or representative of the Ceding Company or any such affiliate or any third party.

The Ceding Company makes no representations and warranties as to the future experience or profitability arising from the policies reinsured hereunder. The representations and warranties set forth in this Section 12.6 will not terminate or expire until all liabilities and obligations with respect to policies reinsured hereunder have been discharged or terminated in full.

--------------------------------------------------------------------------------
BUSINESS CONTINUITY                                                         11.8

This Agreement has been entered into on the basis that the Ceding Company will adhere to the marketing and distribution, policyholder service and administration and claims management policies and procedures as described to the Reinsurer and referenced in the Business Guidelines. The parties acknowledge that changes to, or the Ceding Company's failure to comply with, the Business Guidelines could materially affect the Reinsurer's experience as to the policies reinsured hereunder and Reinsurer's reasonable expectations in entering into this Agreement.

The Ceding Company will make prompt and full disclosure to the Reinsurer of any material change in the Business Guidelines applicable to the policies reinsured hereunder and the Reinsurer shall have the right to approve any change in the Business Guidelines (solely as applied to the policies reinsured hereunder) as may be reasonably expected to materially affect the mortality or persistency attributes of the business ceded hereunder. Depending on the significance of such change, the Reinsurer may require that appropriate adjustments be made to the terms and conditions of the reinsurance provided hereunder, including, without limitation, the price or scope of risks covered hereunder.

--------------------------------------------------------------------------------
UNDERWRITING CONTINUITY                                                     11.9

The Ceding Company affirms that true and complete copies of the retention schedule, underwriting guidelines, issue rules, premium rates and policy forms applicable to the policies reinsured hereunder and in use as of the effective date have been supplied to the Reinsurer (the "Policy Materials"). The Ceding Company will promptly notify the Reinsurer of any proposed material changes in the Policy Materials and this Agreement will not extend to policies or coverages issued pursuant to such changes unless the Reinsurer has consented in writing to accept policies subject to such changes.


--------------------------------------------------------------------------------
INTEREST RATE                                                              11.10

If, under the terms of this Agreement, interest is accrued on amounts due either party, such interest will be calculated at a rate equal to 1% per month determined the date the payment becomes due, except as specified elsewhere in this Agreement.


--------------------------------------------------------------------------------
UTMOST GOOD FAITH                                                          11.11

All matters with respect to this Agreement require the exercise of the utmost good faith of each of the parties.


--------------------------------------------------------------------------------
ASSIGNMENT AND TRANSFER                                                    11.12

Neither this Agreement nor any new or inforce reinsurance covered under this Agreement, may be sold, assigned or transferred in whole or in part by the Ceding Company or the Reinsurer without the other party's written consent. Notwithstanding the foregoing, the Reinsurer shall not be prohibited from further transfer of risks accepted hereunder on a retrocession or other basis, provided that any transfer shall not relieve the Reinsurer of its obligations under the Agreement.


--------------------------------------------------------------------------------
NO WAIVER                                                                  11.13

No waiver by either party of any violation or default by the other party in the performance of any promise, term, or condition of this Agreement will be construed to be a waiver of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement.

--------------------------------------------------------------------------------
SURVIVAL                                                                   11.14

All provisions of this Agreement will survive its termination to the extent necessary to carry out the purpose of this Agreement or to ascertain and enforce the parties' rights and obligations hereunder existing at the time of termination.

--------------------------------------------------------------------------------
GOVERNING LAW                                                              11.15

This Agreement will be governed in accordance with the internal laws of the State of Kansas.


--------------------------------------------------------------------------------
ENTIRE AGREEMENT                                                           11.16

This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

--------------------------------------------------------------------------------
SEVERABILITY                                                               11.17

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

                                                                      ARTICLE 12
                                                                         DAC Tax

--------------------------------------------------------------------------------
DAC TAX

The parties to this  Agreement  agree to the  following  provisions  pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended:

a. The term `party' refers to either the Ceding Company or the Reinsurer, as appropriate.

b.   The terms used in this  Article  are  defined by  reference  to  Regulation
     Section 1.848-2, effective December 29, 1992.

c. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

d. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

e. The Ceding Company will submit a schedule to the Reinsurer by April 1 of each year with its calculation of the net consideration for the preceding calendar year in the form attached in Exhibit F. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within 45 days of the Reinsurer's receipt of the Ceding Company's calculation. If the Reinsurer does not so notify the Ceding Company within the required timeframe, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer's tax return for the previous calendar year.

f. If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Ceding Company and the Reinsurer reach an agreement on an amount of net consideration, each party will report the agreed upon amount in its tax return for the previous calendar year.

g. Both the Ceding Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

                                                                      ARTICLE 13
                                                                          Offset

--------------------------------------------------------------------------------
OFFSET

The Ceding Company and the Reinsurer will have the right to offset or recoup any balances, whether on account of premiums, allowances, credits, claims or otherwise due from one party to the other under this Agreement or under any other agreement between the Ceding Company and the Reinsurer.

The right of offset will not be affected or diminished because of the insolvency of either party. The rights provided under this Article 13 are in addition to any rights of offset and recoupment that may exist at common law.

The parties' offset and recoupment rights are valid and may be enforced notwithstanding any other provision of this Agreement including, without limitation, the provisions of Article 10. The commencement of any action to challenge the enforceability of this Article 13 will constitute a breach of the terms of this Agreement for which the non-breaching party may, upon written notice to the breaching party and in addition to pursuing any other available remedies, immediately terminate this Agreement with respect to new business.

                                                                      ARTICLE 14
                                                                      Insolvency

--------------------------------------------------------------------------------
DEFINITION                                                                  14.1

A party to this Agreement will be deemed insolvent when it:
a. applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or
b.   is adjudicated as bankrupt or insolvent; or
c. files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or
d. becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

--------------------------------------------------------------------------------
INSOLVENCY OF THE CEDING COMPANY                                            14.2

In the event of the insolvency of the Ceding Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver, or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver, or statutory successor.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement.

--------------------------------------------------------------------------------

INSOLVENCY OF THE REINSURER                                                 14.3

In the event of the Reinsurer's insolvency, the Ceding Company may cancel the Agreement for future new business and will notify the Reinsurer in writing of its intent. The parties agree to waive the notification period for this cancellation, and the effective date will be no earlier than the effective date of the Reinsurer's insolvency.

In addition, in the event of the insolvency of the Reinsurer, the Ceding Company may provide the Reinsurer or its authorized representative with written notice of its intent to recapture all reinsurance inforce under this Agreement. The effective date of a recapture due to insolvency will be at the election of the Ceding Company but may not be earlier than the date on which the Reinsurer's insolvency is established by the authority responsible for such determination. Any recapture fee will be mutually agreed upon by the Ceding Company and the Reinsurer or its authorized representative.

                                                                      ARTICLE 15
                                                            Errors and Omissions

--------------------------------------------------------------------------------
ERRORS AND OMISSIONS

This Article 15 will apply only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement and not to the placement or administration of the insurance provided by the Ceding Company to its insureds. Examples of such administrative errors or oversights may include miscalculation of a net amount at risk or late reporting of a policy or termination (other than as specifically addressed below).

Any unintentional or accidental failure to comply with the administrative terms of this Agreement which can be shown to be the result of an oversight, misunderstanding or clerical error by either the Ceding Company or the Reinsurer will not be deemed to be a breach of this Agreement but in no event shall the liability for the Reinsurer under this Agreement be extended to cover any excluded risks or exceed the limits specified herein.

For greater certainty, the circumstances to which this Section 16.1 shall not apply shall include, but not be limited to:

a. any failure to arrange for the required facultative cession under this Agreement due to the Ceding Company's practice of conducting a limited search of its records for other prior in force insurance or reinsurance on the same individual insured;

b. any errors, omissions, oversights as a result of non-negotiated waivers of regular requirements by either the Ceding Company, its agents or representatives in the approval, issuance and administration of the insurance; and

c. any error or oversight discovered more than seven (7) years following the termination or expiry of the last cession under this Agreement.

The Reinsurer will not be responsible for negligent or deliberate acts of the Ceding Company or for repetitive errors in administration thereby.

Upon discovery, the error will be promptly corrected so that both parties are restored to the position they would have occupied had the oversight, misunderstanding or clerical error not occurred, including interest. Should it not be possible to restore both parties to this position, the party responsible for the oversight, misunderstanding or clerical error will be responsible for any resulting liabilities and expenses.

The responsible party will perform a prudent review of its records to identify other errors and omissions of the same or similar category. Failing prompt correction or curative response, the Reinsurer reserves the right to limit its liability to the policies reinsured hereunder as have been properly and correctly reported.

LATE REPORTED POLICIES: The Reinsurer will not automatically accept any Late Reported Policies. A "Late Reported Policy" is any policy first reported to the Reinsurer that has been issued for more than three years.

LATE REPORTED TERMINATIONS: If a policy is terminated but is a Late Reported Termination, the Reinsurer will only refund the last 3 years' premium. Late Reported Terminations are terminations first reported to the Reinsurer more than three years from the termination date.

                                                                      ARTICLE 16
                                                              Dispute Resolution

--------------------------------------------------------------------------------
DISPUTES

In the event of a dispute arising out of or relating to this agreement, the parties agree to the following process of dispute resolution. Within 15 days after the Reinsurer or the Ceding Company has first given the other party written notification of a specific dispute, each party will appoint a designated company officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within 30 days of their first meeting, the dispute will be submitted to formal arbitration, unless the parties agree in writing to extend the negotiation period for up to an additional 30 days.

                                                                      ARTICLE 17
                                                                     Arbitration

--------------------------------------------------------------------------------
ARBITRATION

If the Ceding Company and Reinsurer are unable to resolve any dispute arising in any way from this Agreement, including but not limited to the formation or breach thereof, pursuant to Article 16, the matter will be referred to arbitration in accordance with the provisions of this Article 17.

Arbitration shall be initiated by the delivery, by certified mail, return receipt requested, of a written demand for arbitration by one party to the other (the "Demand"). The Demand shall set forth the nature of the dispute, the claims asserted and the relief sought. The Respondent shall respond to the Demand within 30 days of receiving the Demand by delivering a response (the "Response"), by certified mail, return receipt requested, which shall set forth the Respondent's statement of the nature of the dispute and its defenses to the Petitioner's claims asserted, or the relief sought, in the Demand. The Response also shall set forth the Respondent's claims against the Petitioner, if any, and the relief sought by the Respondent.

The arbitration shall be held in New York, New York or other place as the parties may mutually agree. Except to the extent that they conflict with any term or provision of this Article 17, the arbitration shall be conducted in accordance with the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes of the Insurance and Reinsurance Dispute Resolutions Task Force, dated September 1999 (the "Procedures"). Unless otherwise indicated, the defined terms contained in this Article shall have the meaning ascribed thereto in the Procedures.

The arbitration shall be conducted before a three person Panel comprised of (i) current or former officers or directors of life insurance or reinsurance companies, or (ii) professionals with no less than twenty years of experience in or serving the life insurance or reinsurance industries.

Within 60 days of the initiation of the arbitration, the parties shall (i) each designate one Disinterested and neutral arbitrator as its party arbitrator, and provide the respective arbitrator's contact information (including address, telephone, fax and email information), and (ii) exchange a copy of each arbitrator's curriculum vitae and a completed questionnaire containing all of the information sought in the ARIAS US "Umpire Questionnaire" form. (If either party refuses or neglects to appoint an arbitrator within the 60-day period, the other party may appoint the second arbitrator.) As soon as practicable, but no less than 30 days following their appointment, the two party arbitrators shall appoint another Disinterested and neutral person who shall serve as the third arbitrator and umpire. The party-appointed arbitrators may consult, in confidence, with the party who appointed them concerning the appointment of the umpire.

If the two party-appointed arbitrators fail to select an umpire within the time specified above, each party shall exchange, within ten days, ten names of persons chosen from the lists maintained by ARIAS US for the purpose of umpire selection. Within seven days of the exchange of such names, the party-appointed arbitrators shall send the Umpire Questionnaire to the umpire candidates with a joint request to the candidates to return copies of their completed Umpire Questionnaires to each party arbitrator within 20 days. If any individual fails to return a completed Umpire Questionnaire within the required time period or refuses to serve on the Panel, then the selection process shall continue with the remaining names. Within ten days of the return of the Umpire Questionnaires, each party shall select three names from the other party's list and notify the other party of such selection. Within ten days of such notice, each party shall rank the six selected umpire candidates in order of preference, with the number "one" being the most preferred, and notify the other party of such ranking. The individual with the lowest total numerical ranking shall act as umpire. If the ranking results in a tie, the parties shall draw lots from among the candidates tied for the lowest numerical rank. The individual chosen by lot shall act as umpire.

As soon as possible after the appointment of the Panel, the Panel will conduct the organizational meeting in accordance with the Procedures, at which time it will establish a pre-hearing schedule and dates for the hearing. In addition to the items identified in the Procedures, the pre-hearing schedule shall set deadlines for (i) any amendment to the Demand or the Response, for cause shown,
(ii) the exchange of exhibits that each party intends to introduce into evidence at the hearing, which exchange shall be made no later than 15 days before the hearing, and (iii) each party's submission to the Panel, prior to the hearing, of its proposed form of order that identifies precisely the nature of the relief sought from the Panel.

The Panel shall render its decision and award within 30 days of the completion of the hearing. Insofar as not in conflict with the express terms of this Agreement, it is the intention of the parties that customs and practices of the life and reinsurance industries may be considered by the Panel in resolving any ambiguities inherent in this Agreement or its operation. (In the absence of any such ambiguity, the express terms of this Agreement will control).

The Panel will award the remedy sought by the party seeking relief to the extent the remedy is provided for in this Agreement or otherwise reasonably compensates the damaged party for the economic effect of any demonstrated breach. Such remedies may include, but shall not be limited to, awards of monetary damages, equitable revisions to the terms or provisions of the Agreement, including adjustments to premiums or allowances paid or to be paid hereunder, or any appropriate combination of the foregoing.

The Reinsurer has entered into this Agreement relying on the Ceding Company's representations and warranties and its agreement to comply with the terms and provisions of this Agreement, including representations, warranties and covenants concerning the Risk Evaluation Materials and the Business Guidelines. In any case in which the Panel concludes that the Reinsurer has reasonably demonstrated a material breach of the provisions of Article 11.6 (Compliance),
Article 11.7 (Certain  Representations),  Article 11.8 (Business  Continuity) or
Article 11.9 (Underwriting Continuity) of this Agreement, then, in lieu of any other damages or remedy therefore, at its option, the Reinsurer may require that the policies reinsured hereunder that are subject to such breach be excluded from the scope of the reinsurance provided hereby. In any such case, the parties will make payments designated by the Panel as constituting returns of net premiums and claims amounts previously paid in connection with the subject policies, provided, however, that the Panel shall determine and designate an amount that Reinsurer will retain as reasonable compensation for capital and administrative costs incurred by the Reinsurer in reinsuring the subject policies reinsured hereunder prior to exclusion. The Panel shall not have the authority to award punitive or exemplary damages.

Decisions of the Panel will be final and binding upon the parties and their respective successors and assigns and each party hereby consents to the entry of a judgment confirming or enforcing the award in the United States District Court for the Southern District of New York and/or in any other court of competent jurisdiction.

Within 20 days after the transmittal of an award, any party, upon notice to the other parties, may request the Panel to correct any clerical, typographical, or computational errors in the award. The other parties shall be given ten days to respond to the request. The Panel shall dispose of the request within 20 days its receipt of such request and any response thereto. The Panel shall not be empowered to redetermine the merits of any claim already decided.

Unless the Panel decides otherwise, each party shall (i) bear its own fees and expenses in connection with the arbitration, including the fees of its appointed arbitrator and any outside counsel and witness fees, and (ii) share equally in the fees for the umpire and the costs of the arbitration, such as hearing rooms, court reporters, etc.

                                                                      ARTICLE 18
                                                                 Confidentiality

--------------------------------------------------------------------------------
GENERALLY                                                                   18.1

The Ceding Company and the Reinsurer agree that Customer and Proprietary Information will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by the Ceding Company. Proprietary Information includes, but is not limited to, business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms, and the specific terms and conditions of this Agreement.

Customer and Proprietary Information will not include information that:

a. is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the "Recipient");

b.   is independently developed by the Recipient;

c. is acquired by the Recipient from a third party not covered by a confidentiality agreement; or

d.   is disclosed under a court order, law or regulation.

The parties will not disclose such information to any other parties unless agreed to in writing, except as necessary for retrocession purposes or other secondary risk transfer, as requested by external auditors, as required by court order, or as required or allowed by law or regulation.

The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.


--------------------------------------------------------------------------------
NON-PUBLIC PERSONAL INFORMATION                                             18.2

The Reinsurer and its representatives and service providers will protect the confidentiality of Non-Public Personal Information, as defined below, by:

a. holding all Non-Public Personal Information transmitted to them by or on behalf of the Ceding Company in strict confidence;

b. maintaining appropriate measures that are designed to protect the security, integrity and confidentiality of Non-Public Personal Information;

c. using Non-Public Personal Information only in the ordinary course of its business to carry out Reinsurer's obligations under this Agreement; and

d. disclosing Non-Public Personal Information to third parties only as necessary to perform services under the Agreement, for purposes of retrocession or further risk transfer or as may be required or permitted by law.

"Non-Public Personal Information" is non-public personally identifiable medical, financial, and other personal information about proposed, current and former applicants, policy owners, contract holders, insureds, annuitants, claimants, and beneficiaries of policies reinsured hereunder or contracts issued by the Ceding Company, and their representatives. Non-Public Personal Information does not include de-identified personal data. The Ceding Company will obtain, if required by any law, appropriate consent to the collection, use and disclosure of Non-Public Personal Information, from each insured to enable the parties to fully exercise their rights and perform their obligations under this Agreement.

                                                                      ARTICLE 19
                                                           Duration of Agreement

--------------------------------------------------------------------------------
DURATION

This Agreement is indefinite as to its duration.

The Reinsurer may terminate this Agreement with respect to the reinsurance of new business by giving 30 days written notice of termination to the Ceding
Company. The first day of the notice period is deemed to be the date the document is postmarked.

The Ceding Company may terminate this Agreement with respect to the reinsurance of new business by giving 365 days written notice of termination to the Reinsurer. The first day of the notice period is deemed to be the date the document is postmarked but shall not be prior to January 1, 2006.

During the notification period, the Ceding Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement. Reinsurance coverage on all reinsured policies will remain in force until the termination or expiry of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

This Agreement will automatically terminate for new business without notice if the net premium reinsured hereunder is less than the amount specified in Exhibit B (Dormant Agreement Termination).

                                                                      ARTICLE 20
                                                                       Execution

--------------------------------------------------------------------------------


This Agreement is effective as of January 1, 2005, and applies to all eligible policies with issue dates on or after such date (and to eligible policies applied for on or after such date that were backdated for up to six (6) months to save age). This Agreement has been made in duplicate and is hereby executed by both parties.

     FIRST LIFE AMERICA CORPORATION         WILTON REASSURANCE COMPANY



     By:  /s/ John Van Engelen              By:  /s/ Glenn Engel
         ------------------------------         -------------------------------
     Name: John Van Engelen                 Name: Glenn Engel
     Title: President                       Title:  Vice President
     Date: March 31, 2006                   Date: March 16, 2006
     Location: Topeka, KS                   Location:  Wilton, CT


     Attest:                                Attest:

      /s/ Cindy Peters                       /s/ Dale Predmore
     ----------------------------------     -----------------------------------
     Name: Cindy Peters                     Name:  Dale Predmore
     Title: Accounting Clerk                Title:  Vice President
     Date: March 31, 2006                   Date: March 16, 2006
     Location: Topeka, KS                   Location:  Wilton, CT

                                                                       EXHIBIT A
                                                                Retention Limits

It is understood that the amount retained by the Ceding Company includes its retention under any in-force policies without the benefit of other reinsurance.

--------------------------------------------------------------------------------
                                                                             A.1
Life Insurance - Maximum Limits of Retention


    Issue Ages          Company Retention
-------------------- -------------------------

       50-85             $12,500

-------------------- -------------------------

The Ceding Company will retain fifty percent (50%) of each policy up to the maximum dollar retention limits set forth above and cede fifty percent (50%) to the Reinsurer. No further reinsurance of the Company Retention without the Reinsurer's prior written consent.

                                                                       EXHIBIT B
                                                Plans Covered and Binding Limits

The business automatically reinsured under this Agreement is defined as follows.

--------------------------------------------------------------------------------
PLANS                                                                        B.1
Subject to the other terms, conditions and limitations of this Agreement, policies issued on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement:

Golden Eagle Simplified Issue Whole Life

--------------------------------------------------------------------------------
BASIS                                                                        B.2
The Reinsurer's share will be fifty percent (50%) of the total face amount of each policy on a first dollar quota share basis. This share amount will not exceed the Reinsurer's share of the maximum Automatic Binding Limits specified in Exhibit B.3.


--------------------------------------------------------------------------------
AUTOMATIC ISSUE LIMITS                                                       B.3


  Issue Ages     Maximum Policy Face Amount
---------------- ----------------------------

     50-85            $25,000
---------------- ----------------------------

The  maximum   automatic  issue  amounts  above  include  the  Ceding  Company's retention.


--------------------------------------------------------------------------------
MAXIMUM ISSUE AGE                                                            B.4

85 Age Nearest Birthday

--------------------------------------------------------------------------------
RESIDENCY                                                                    B.5

This agreement includes risks in the following territories: the United States, its Territories and Canada.

--------------------------------------------------------------------------------
CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT                         B.6

The amount of such coverage provided by the Reinsurer will be limited to its share of the following amounts provided by the Ceding Company's Conditional Receipt or Temporary Insurance Agreement but not to exceed the lesser of (i) the Reinsurer's share of $1000 or (ii) the Reinsurer's share of the amount of life insurance provided by the Conditional Receipt or Temporary Insurance Agreement.


--------------------------------------------------------------------------------
CESSION LIMITS                                                               B.7

(a)  Minimum Initial Cession: $1,250 per life. See Section 12.3

(b) Dormant Agreement Termination Amount: first year reported premiums of less than $50,000 for two consecutive calendar quarters. See Section 20.1

                                                                       EXHIBIT C
                                             Policy Premiums, Expenses and Rates

--------------------------------------------------------------------------------
LIFE                                                                         C.1
Plans covered under this Agreement will be reinsured on a 50/50 quota share basis.


--------------------------------------------------------------------------------
POLICY COMMISSIONS, FEES, EXPENSES AND TAXES                                 C.2

Commissions:        The Reinsurer shall pay its share of the actual  commissions paid by the Ceding Company up to a maximum reimbursement of the following percentages applied to the Reinsurer's share of the policy premium:

----------------- -------------- -------------- -------------- --------------
   Issue Age         Year 1        Years 2-3     Years 4-10      Years 11+

----------------- -------------- -------------- -------------- --------------
    50 - 80           110%            8%             8%             2%
----------------- -------------- -------------- -------------- --------------
    81 - 85            65%            8%             8%             2%
----------------- -------------- -------------- -------------- --------------


                    Gross commissions to be annualized during the first policy year and will be charged back on death or lapse whether or not the Ceding Company has been able to recover any such commissions from agents. For deaths occurring during the first 6 months, 50% of the commission paid by the Reinsurer to the Ceding Company will be recoverable by the Reinsurer with the recovery percentage grading evenly to 0% after 11 months. For a lapse during the first twelve months after policy issuance, 50% of the commission will be recoverable.

                    The Reinsurer will not be responsible for any uncollectible agent debit balances. Reinsurer consent required for any affiliate distribution agreement.


                    The Reinsurer and the Ceding Company will work together to reprice the business reinsured hereunder on mutually agreeable terms with an expected effective date for the repricing to be January 1, 2006. However, the parties are under no obligation to agree on repricing terms. If the parties are unable to agree on repricing terms, the remaining terms and conditions of this Agreement will remain in effect. Pending repricing, aggregate ceded premiums not to exceed $750,000. Policies bound after the aggregate ceded premium cap of $750,000 has been reached are not reinsured hereunder.


Policy Fees:        The Ceding Company will pay the Reinsurer its  proportionate share of the policy fee.

Expenses:           The  Reinsurer  will  only   participate  in  the  following
                    expenses and only for the following specified amounts:

                    Policy Issuance: $25.50 per policy (equal to Reinsurer's 50% share of $51.00 per policy issued)

                    Per $1,000 Face Amount Issued: $0.45 (equal to Reinsurer's 50% share of $0.90 per 1,000 reinsured)

                    1st Year Premium: 14.1% (equal to Reinsurer's 50% share of 28.2% of 1st year premium ceded)

                    Policy Maintenance: $9.00 per policy (equal to Reinsurer's 50% of the expense assumption of $18.00 per policy inforce).

                    There will be no expense inflation adjustment.

--------------------------------------------------------------------------------
RECAPTURE                                                                   C.4
The business reinsured hereunder is not eligible for recapture.


--------------------------------------------------------------------------------
RIDERS AND BENEFITS                                                         C.5
No riders are reinsured hereunder.

--------------------------------------------------------------------------------
POLICY PREMIUM RATES                                                         C.6

                                                                       EXHIBIT D
                                                     Self-Administered Reporting

--------------------------------------------------------------------------------
REPORTING REQUIRED                                                           D.1

The Ceding Company will self-administer all reinsurance reporting.

Timely  and  accurate  reporting  of  treaty-related  information  is a material element of the Ceding Company's responsibilities under this Agreement. Consistent and material non-compliance with reporting requirements, including extended delays, shall constitute a material breach of this Agreement entitling the Reinsurer to rescind the coverage provided hereby. First time reporting must be received no later than 12 months after commencement of reinsurance for the Reinsurer to be considered on the risk

The  Ceding   Company  uses  an  Excel   spreadsheet  to  administer  its  ceded
reinsurance. The Ceding Company will cooperate with the Reinsurer and its representatives in developing efficient and reliable data interfaces for the regular reporting of data under this Agreement and will apprise the Reinsurer when it makes material changes to its processing of information hereunder.

The information and data to be supplied by the Ceding Company will be delivered in the format specified in this Schedule F and otherwise as mutually agreed. The Ceding Company agrees that it will deliver electronically to the Reinsurer in formats to be mutually agreed each of the following reports in the frequency and by the times specified below as well as such other information concerning the business and policies reinsured as the Reinsurer shall request from time to time. For electronic files, in the event of delays or significant changes in the information provided, particularly in file layouts and in data vlaues, the Reinsurer must be informed at least one month in advance of the change. The expectation is that the structure of these files is stable from period to period. Information must meet the quality standards set out by the Reinsurer in terms of timeliness, accuracy and consistency.

The   following   specifies  the  reports,   required   frequency  and  detailed
specifications of seriatim policy data file elements:

Periodic Reports
1.   New Business               Monthly, 15 days after month end
2.   First Year                 Monthly, 15 days after month end
     (Other than New Business)
3.   Renewal Year               Monthly, 15 days after month end
4    Changes and Terminations   Monthly, 15 days after month end
5.   In Force                   Quarterly, 15 days after quarter end
     (Listing of each in-force
     policy)
6.   Accounting Information     Monthly, 15 days after month end (see attached
                                form F.2)
7.   Statutory Reserve
     Information                Quarterly, 21 days after quarter end (see
                                attached form F.3)
8.   Policy Exhibit Information Monthly, 15 days after month end (see attached form F.4)
9.   Reserve Certification      Annually, October 31
     (See attached Form F.3)
10.  Tax Reserve Certification  Annually, June 1
     (See attached Form F.4)
11.  DAC Tax Reporting
     (See attached Form F.6)    Annually, April 1
12. All Board of Director Materials At the same time that they are provided to the Ceding Company's directors.

Specifications
1.   New Business
This report will include new issues only, the first time the policy is reported to the Reinsurer. Automatic and Facultative business will be identified separately.

2.   First Year - Other than New Business
This report will include policies previously reported on the new business detail and still in their first duration, or policies involved in first year premium adjustments.

3.   Renewal Year
All policies with renewal dates within the Accounting Period will be listed.

4.   Changes and Terminations

Policies affected by a change during the current reporting period will be included in this report. Type of change or termination activity must be clearly identified for each policy.

The Ceding Company will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company will report the original policy date, as well as the current policy date.

5.   In Force
This is a detailed report of each policy in force.

6.   Accounting Information
Premiums and allowances will be summarized for Life coverages, Benefits, and Riders by the following categories: First Year and Renewals.

7.   Statutory Reserve Information
Statutory reserves will be summarized for Life coverages, Benefits and Riders. The Ceding Company will specify the reserve basis used.

8.   Policy Exhibit Information
This is a summary of transactions during the current period and on a year-to-date basis, reporting the number of policies and reinsured amount.

9.   Reserve Certification
The Ceding Company will provide a reserve summary for business reinsured under this agreement and its X-factors to the Reinsurer on an annual basis, along with a detailed description of its reserving assumptions and any changes in these assumptions applicable to each calendar year. This annual report will also include the Ceding Company's Actuarial Report in support of its X factor Opinion.

10.  Tax Reserve Certification
The Ceding Company will provide a tax reserve summary for business reinsured under this agreement including reserve basis, table, interest rate and method. Accrued DAC Tax reporting per F.6.

11.  Seriatim Policy Data File Elements are listed on form F.5.

12.  Concentrations
The Ceding Company will notify the Reinsurer when it is aware that a group of individuals is written where the concentration of the group in a given zip code and/or postal code is greater than $25 million as measured by the sum of the Net Amount at Risk to be ceded to the Reinsurer.

13.  Certain Other Reporting Commitments
See the  specific  reporting  obligations  set  forth in  Sections  5.1 and 5.2,
Article 7 (preamble), Article 8, Article 10, Sections 12.6 and 12.7, Article 13.

--------------------------------------------------------------------------------
FORM OF SUMMARY ACCOUNTING REPORT AND POLICY EXHIBIT INFORMATION             D.2

                                    Wilton Re
              SELF ADMINISTERED REINSURANCE SUMMARY REPORTING FORM

Ceding Company                            Reinsurer

Treaty/Account #                          Reporting Period

Coin      YRT      Mod Co      Other      Interest Sensitive: Yes      No
     ---      ---         ---       ---                           ---     ---

Reinsurance Premium Mode:  Monthly      Quarterly      Annual      //
                                  ----           ----        ----
In Advance      In Arrears
          ----            ----

Reinsurance Reporting Mode:   Monthly      Quarterly       Annual
                                     ----            ----         ----

Contact                     Date                 Phone #


----------------------------------------------------------------------------------------------------
                             SECTION I - ACCOUNTING
                      --------------------------------------------------- ------------ -------------
                            * * Premiums * *       * * Allowances * *     * *Other * *
                                                                               *
                      --------------------------------------------------- --------------------------
                      ------------ ------------- ---------- -------------------------- -------------
                      First Year   Renewal Year    First           Renewal Year             Net
                                                   Year
                      ------------ ------------- ---------- ------------- ------------ -------------
Life
                      ------------ ------------- ---------- ------------- ------------ -------------
ADB
                      ------------ ------------- ---------- ------------- ------------ -------------
Waiver of Premium
                      ------------ ------------- ---------- ------------- ------------ -------------
TOTAL
----------- --------- ------------ ------------- ---------- ------------- ------------ -------------


----------------------------------------------------------------------------------------------------
                        SECTION II - RESERVE INFORMATION
----------------------------------------------------------------------------------------------------
Amount of Rein (000)                                   Reserves Reinsured

----------- ---------    Issue     ------------- ---------- ------------- ------------ -------------
   Life       ADB        Year          Life         ADB        Waiver       Subst'd     Deficiency
----------- --------- ------------ ------------- ---------- ------------- ------------ -------------

----------- --------- ------------ ------------- ---------- ------------- ------------ -------------

----------- --------- ------------ ------------- ---------- ------------- ------------ -------------

----------- --------- ------------ ------------- ---------- ------------- ------------ -------------


----------------------------------------------------------------------------------------------------
                    SECTION III - POLICY EXHIBIT INFORMATION

                                         Current Period                          Year to Date
                                   ------------- ----------               ------------ -------------
                                      No. of     Amt. of *                    No. of      Amt. of *
                                     Policies      Rein                      Policies     Rein (000)
                                                   (000)
                                   ------------- ----------               ------------ -------------
A. Inforce Beg. of Period                                         A.
                                   ------------- ----------               ------------ -------------
    1. New Business                                               1.
                                   ------------- ----------               ------------ -------------
    2. Conversions/Replacements On                                2.
                                   ------------- ----------               ------------ -------------
    3. Reinstatements                                             3.
                                   ------------- ----------               ------------ -------------
    4. Other Increases                                            4.
                                   ------------- ----------               ------------ -------------
    5. Not Takens                                                 5.
                                   ------------- ----------               ------------ -------------
  a) Total Inc (1+2+3+4-5)                                        a)
                                   ------------- ----------               ------------ -------------
    6. Deaths                                                     6.
                                   ------------- ----------               ------------ -------------
    7. Conversions/Replacements Off                               7.
                                   ------------- ----------               ------------ -------------
    8. Lapses                                                     8.
                                   ------------- ----------               ------------ -------------
    9. Surrenders                                                 9.
                                   ------------- ----------               ------------ -------------
   10. Expiry                                                     10.
                                   ------------- ----------               ------------ -------------
   11. Recaptures                                                 11.
                                   ------------- ----------               ------------ -------------
   12. Other Decreases                                            12.
                                   ------------- ----------               ------------ -------------
 b) Total Dec (6+7+8+9+10+11+12)                                  b)
                                   ------------- ----------               ------------ -------------
B. Inforce End of Period                                          B.
                                   ------------- ----------               ------------ -------------


--------------------------------------------------------------------------------
FORM OF STATUTORY RESERVE REPORT AND ANNUAL RESERVE CERTIFICATION            D.3


          Valuation Statutory Reserves for Business Ceded to Wilton Re

                                  Company Name
                                Treaty Reference

Inforce and Reserves at:  MM/DD/YYYY

Plan:                                    Type: SM/NSM/AGGR/TOTAL

Inforce Reinsured Amount:

Inforce Number of Policies:


Valuation Reserve at:  MM/DD/YYYY

Type
                                         Reserve Amount         Reserve Basis
                                                                (Table, interest
                                                                rate and method

Active Life Reserve
Unearned Premium Reserve
Disabled Life Reserve
Incurred But Not Reported (IBNR)
Due and Unpaid Claims (D&U)
In Course Of Settlement Claims (ICOS)
Other** (specify)
Total

** If credit for deficiency reserves is being taken, please specify under "other"

As the valuation actuary of the above named company I certify that the information above is correct as shown. *

Name:
Signature:
Actuarial Designation:
Date:

* Required only for Year-End Valuation Reserves

--------------------------------------------------------------------------------
FORM OF ANNUAL TAX RESERVE CERTIFICATION                                     D.4


            Tax Reserve Certification for Business Ceded to Wilton Re

                                  Company Name
                                Treaty Reference

Inforce and Reserves at:  MM/DD/YYYY

Plan:                                    Type: SM/NSM/AGGR/TOTAL

Inforce Reinsured Amount:

Inforce Number of Policies:

Tax Reserve at:  MM/DD/YYYY

Type

                                             Reserve Amount     Reserve Basis
                                                                (Table, interest
                                                                rate and method)

Active Life Reserve
Unearned Premium Reserve
Disabled Life Reserve
Incurred But Not Reported (IBNR)
Due and Unpaid Claims (D&U)
In Course Of Settlement Claims (ICOS)
Other** (specify)
Total

** If credit for deficiency reserves is being taken, please specify under "other"

--------------------------------------------------------------------------------
PERIODIC SERIATIM POLICY FILE DATA ELEMENTS                                  D.5



                   Data                                                           Data Description
         ADB Premium*                                                  Amount of ADB premium
         Benefit Type                                                  Defines the benefit type
         Date of Birth                                                 Insured's date of birth
         Direct Face Amount                                            Amount of direct writer's policy face
         Disability/Waiver Allowance*                                  Amount of Waiver allowance
         Disability/Waiver Premium*                                    Amount of Waiver premium
         Flat Extra Allowance*                                         Amount of flat extra allowance
         Flat Extra Period                                             Duration in years of flat extra
         Flat Extra Premium*                                           Amount of flat extra premium
         Insured's Full Name                                           Last Name, First Name, Middle Name
         Issue Age                                                     Age of insured at policy issue as
                                                                       determined by treaty's age basis
                                                                       method
         Joint Issue Age                                               Insurance Age for a joint case using
                                                                       the Joint Equal Age basis method
         Joint Last Survivor Age Basis                                 Method used for calculating the
                                                                       insurance age(s) for a JLS product
         Joint Life Indicator                                          Whether policy has joint life coverage
         Net Amount At Risk                                            Amount of current net risk (NAR)
         Plan Code                                                     Code associated to plan name
         Plan Name                                                     Client plan name
         Policy Fee*                                                   Amount of policy fee
         Policy Issue Date                                             Month, day and year policy issued
         Policy Number                                                 Unique policy identifier
         Reinsured Face Amount                                         Amount of reinsurance face
         Reporting Date                                                Client billing period
         Residence State                                               Primary state of residence of insured
         Retained Amount                                               Amount of policy face retained by
                                                                       direct writer
         Second Insured's Name (Joint)                                 Last Name, First Name, Middle Name
         Sex                                                           Insured's sex
         Smoker Code                                                   Code identifying the smoker class of the
                                                                       insured indicating the applicable rate
                                                                       table utilized
         Social Security Number                                        Government issued identifier
         Standard Allowance*                                           Amount of standard allowance
         Standard Premium*                                             Amount of standard premium
         Substandard Allowance*                                        Amount of substandard allowance
         Substandard Premium*                                          Amount of substandard premium
         Table Rating                                                  Percentage of standard mortality
                                                                       assigned to a life by the underwriter
         Transaction Code                                              Code assigned by client to identify the
                                                                       specific type of reinsurance transaction
         Treaty Code                                                   Unique code assigned by client to
                                                                       identify the contract or set of rates that
                                                                       the coverage applies to
         Underwriting Risk Classification                              Underwriter's determination of the
                                                                       classification of an insured (i.e. Standard,,
                                                                       Preferred, etc.)
         Zip Code                                                      Postal code of insured


--------------------------------------------------------------------------------
ANNUAL DAC TAX CERTIFICATION                                                 D.6

                                                      DAC TAX NET CONSIDERATION*
                                                      FOR THE YEAR ENDING [    ]
Type of Business:[ ]Individual Life & Health:[ ]Annuities:[ ] Group Credit/Life

Traety Reference Number:

Treaty Effective Date:[Enter Date]

Reinsurer:[Enter Reinsurer]


--------------------------------------------------------------------------------
DAC TAX CALCULATION

Reinsurance Premiums:                                   [Enter Premium]

Less Deductions from Reinsurance Premiums
Commission and Expense Allowances      [Enter]
Death Claims                           [Enter]
Claim Interest                         [Enter]
Surrender Benefits                     [Enter]
Dividends                              [Enter]
Experience Refunds                     [Enter]
Premium Taxes                          [Enter]
Other #                                [Enter]

               Total Deductions:                        [Enter Deductions]

Net Consideration:                     [Enter]


* To be reported in conformity with Section 848 of the Internal Revenue Code
# Includes items such as modco adjustments, claim investigation/legal expenses, waiver of premium claims, etc.


Ceding Company:[Enter Ceding Company]

Signed by:[Enter]

Title:[Enter]

Signature:
           -----------------------------------------




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